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                                                                     EXHIBIT 23

                        CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Dresser Industries, Inc. (33-52989) of our report dated May 7, 1997 appearing on page 2 in this Form 11-K.



/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP

Houston, Texas
June 23, 1997












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